                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                               (Amendment No. 2)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 17, 2002


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                   0-19277
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   13-3317783
                                 (IRS Employer
                              Identification No.)



                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                              Hartford, Connecticut
            (Address of principal executive offices of registrant)

                                   06115-1900
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number
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Item 4.      Changes in Registrant's Certifying Accountants.

     As previously reported on March 22, 2002, the Board of Directors of The Hartford Financial Services Group, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditor. The dismissal became effective on May 15, 2002 with the completion by Arthur Andersen of its review of the Company's first quarter 2002 financial statements. In addition, as previously reported, on April 18, 2002, the Board of Directors of the Company engaged Deloitte & Touch LLP ("Deloitte") as the Company's independent auditors for the fiscal year 2002. Deloitte has commenced its engagement with the review of the Company's financial statements for the second quarter of 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date of this Current Report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 17, 2002, stating its agreement with such statements.

Item 7.      Financial Statements and Exhibits.

(a)  Financial Statement of Businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  The following are filed as exhibits to this Current Report:

Exhibit
Number    Description
_______   ___________
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:    May 17, 2002              By:      /s/ Neal S. Wolin
                                            ___________________________
                                   Name:    Neal S. Wolin
                                   Title:   Executive Vice President and
                                            General Counsel





                                                                               3
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                              EXHIBIT INDEX



Exhibit
Number    Description
_______   ___________
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002.